Business First Bancshares, Inc.

Q1 2020 Results

Legal Disclosure

Special Note Concerning Forward-Looking Statements

This investor presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. You can identify these forward-looking statements in some cases through the Company's use of words such as "believes," "anticipates," "expects," "may," "will," "assumes," "should," "predicts," "could," "would," "intends," "targets," "estimates," "projects," "plans," "potential" and other similar words and expressions of the future or otherwise regarding the Company's future business and financial performance and/or the performance of the banking and mortgage industry and economy in general.

Forward-looking statements are based on the information known to, and current beliefs and expectations of, the Company's management and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements. Actual results will also be significantly impacted by the effects of the ongoing COVID-19 pandemic, including, among other effects: the impact of the public health crisis; the extent and duration of closures of businesses, including our branches, vendors and customers; the operation of financial markets; employment levels; market liquidity; the impact of various actions taken in response by the U.S. federal government, the Federal Reserve, other banking regulators, state and local governments; the adequacy of our allowance for loan losses in relation to potential losses in our loan portfolio; and the impact that all of these factors have on our borrowers, other customers, vendors and counterparties. A number of important factors could cause actual results to differ materially from those contemplated by the forward-looking statements in this presentation including, without limitation, the risks set forth in "Forward Looking Statements" and "Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2019, filed with the SEC on March 12, 2020 (as amended by Amendment No. 1 filed on March 20, 2020). Many of these factors are difficult to foresee and are beyond the Company's ability to control or predict. The Company believes the forward-looking statements contained herein are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations and speak only as of the date that they are made. The Company does not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as otherwise may be required by law.

Non-GAAP Financial Measures

This presentation includes certain financial measures that are not measures recognized under U.S. generally accepted accounting principles ("GAAP") and therefore are considered non-GAAP financial measures. The Company's management uses these non-GAAP financial measures in their analysis of the Company's performance, financial condition and the efficiency of its operations. Management believes that these non-GAAP financial measures provide a greater understanding of the ongoing operations and enhance comparability of results with prior periods. The Company's management also believes that investors find these non-GAAP financial measures useful as they assist investors in understanding the Company's underlying operating performance and the analysis of ongoing operating trends. However, the non-GAAP financial measures discussed herein should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Moreover, the manner in which the Company calculates the non-GAAP financial measures discussed herein may differ from the reporting measures with similar names as used by other companies. You should understand how such other banking organizations calculate their non-GAAP financial measures with names similar to the non-GAAP financial measures discussed herein when comparing such information. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided in the Appendix to this presentation.

COVID-19 Pandemic Response

- **Stay at home order for Louisiana issued on March 22**
- **COVID-19 Deferral Assistance Program instituted March 25**
  - As of 4/19, approximately 1,000 loans with current outstanding balance totaling approximately $468 million
  - 84% of these loans received a 90-day principal and interest deferral while the remaining 16% were granted an interest only period.
  - Loans that received relief represent approximately 25% of the outstanding loan portfolio as of 4/19[1].
- **Locations continue to support customers through drive-thru or appointment only options**
  - 45% of all employees are working remotely
  - 90% of back office employees are working remotely
- **Participation in Paycheck Protection Program ("PPP")**
  - As of 4/16, Phase I of PPP funded 1,050 loans totaling approximately $250 million. Average loan size of approximately $240 thousand
  - Current pipeline for Phase II of PPP funding is approximately 370 applications, with total requested funding of $40 million
  - Pedestal funded 486 loans totaling approximately $82.6 million in Phase I of PPP. Current Phase II pipeline of 318 applications totaling $11 million.

(1) Data is based on outstanding loan balance before accounting adjustments.

BFST COVID-19 Deferral Assistance Program

By Segment



3.4%
3.7%
5.1%
24.4%
10.9%
10.0%
20.0%
11.8%
10.7%

CRE (Not Related to Other Categories Shown)	$113,962	24.4%
Retail (Includes Retail CRE)	93,732	20.0%
Other C&I	50,168	10.7%
Construction	55,235	11.8%
Energy	46,742	10.0%
Healthcare (Includes Healthcare CRE)	50,793	10.9%
Single Family Mortgages	23,682	5.1%
Restaurants and Bars	17,419	3.7%
Other	15,964	3.4%
Total	$467,696	100.0%

By Market



5.8%
0.1%
4.3%
6.4%
34.2%
10.2%
11.3%
11.9%
15.9%

Greater New Orleans	$159,806	34.2%
DFW	74,147	15.9%
Northwest Louisiana	55,468	11.9%
Northeast Louisiana	52,922	11.3%
Greater Baton Rouge	47,710	10.2%
Lafayette	29,842	6.4%
Houma	20,140	4.3%
Lake Charles	26,987	5.8%
Other	674	0.1%
Total	$467,696	100.0%

Note: Data is as of April 19, 2020 and is based on outstanding loan balance before accounting adjustments. Dollars in thousands.

BFST Business Mix – March 31, 2020

Loan Composition[1]



4.0%
14.7%
24.4%
13.2%
3.6%
1.9%
3.0%
17.5%
17.8%

Construction & Land	$260,836	14.7%
1-4 Family	233,237	13.2%
Home Equity Loans	63,507	3.6%
Multi-Family	32,859	1.9%
Farmland	53,900	3.0%
CRE - Owner Occupied	314,805	17.8%
CRE - Income Producing	310,795	17.5%
Commercial	431,972	24.4%
Consumer & Other	70,337	4.0%
Total Loans	$1,772,248	100.0%

Deposit Composition



5.5%
3.0%
20.6%
28.8%
17.8%
24.2%

Non-Interest Bearing	$370,711	20.6%
NOW & Other	321,149	17.8%
MMDA & Savings	436,647	24.2%
Time Deposits	520,071	28.8%
CDARs	99,263	5.5%
Brokered Deposits[2]	54,967	3.0%
Total Deposits	$1,802,808	100.0%

Note: Dollars in thousands.
(1) Loan composition based on regulatory data.
(2) Brokered deposits defined as any deposit accepted from or through a third party, such as a person or company or organization other than the owner of the deposit.

BUSINESS FIRST BANCSHARES

BFST Business Mix – By Market

Market	Year Entered	# of Facilities	Total Loans	Total Deposits
East Baton Rouge	2006	7	$323.3	$303.0
Northwest LA	2006	3	289.5	337.0
Northshore	2007	1	120.7	52.4
Lafayette	2008	1	69.8	62.8
Lake Charles	2009	2	131.2	194.8
Houma	2010	1	67.7	68.5
New Orleans	2015	1	172.9	30.9
West Baton Rouge	2015	2	81.2	249.9
DFW	2017	2	264.4	58.8
Northeast LA	2018	6	247.9	251.4

Note: Data as of March 31, 2020. Dollars in thousands. The loans and deposit balances by market do not tie to consolidated figures as a result of wholesale deposits, timing differences and other items recorded at the corporate level.

BFST Commercial Real Estate Composition

- **Owner – Occupied CRE makes up 50.3% of total CRE lending**
  - C&D and Total CRE concentrations of 103.4% and 240.2%, respectively[1]

C&D Composition



9.4%
12.9%
6.1%
5.7%
9.3%
0.6%
7.0%
0.0%
16.4%
19.6%
6.8%

C&D Portfolio	
Raw Land	12.9%
Vacant Residential Lots	5.7%
Vacant Commercial Lots	9.3%
Land Development - Residential	19.6%
Residential Construction - OORE	6.8%
Residential Construction - Non OORE	16.4%
Commercial Constuction - Retail - Single Tenant	0.0%
Commercial Constuction - Retail - Multi Tenant	7.0%
Commercial Constuction - Office - OORE	0.6%
Commercial Constuction - Office - Non OORE	6.1%
Commercial Construction - Apartment/Multi-Family	6.1%
Commercial Construction - Other	9.4%
Total C&D	100.0%
Total C&D Portfolio	$260,836
Average Loan Size	$393

CRE Composition - Owner Occupied



3.6%
7.9%
31.5%
9.7%
1.5%
14.7%
0.4%
30.7%

Owner Occupied CRE Portfolio	
Hotel/Motel	3.6%
Office Building	7.9%
Office/Warehouse	9.7%
Warehouse	1.5%
Retail - Single Tenant	14.7%
Retail - Multi Tenant	0.4%
Commercial Building	30.7%
Other	31.5%
Total CRE - Owner Occupied	100.0%
Total CRE - Owner Occupied Portfolio	$314,805
Average Loan Size	$581

CRE Composition - Income Producing



10.7%
7.6%
19.3%
26.9%
8.5%
6.6%
11.0%
9.3%

Income Producing CRE Portfolio	
Hotel/Motel	7.6%
Office Building	19.3%
Office/Warehouse	8.5%
Warehouse	6.6%
Retail - Single Tenant	9.3%
Retail - Multi Tenant	11.0%
Commercial Building	26.9%
Other	10.7%
Total CRE - Income Producing	100.0%
Total CRE - Income Producing Portfolio	$310,795
Average Loan Size	$836

Note: Dollars in thousands. Loan composition and C&D/CRE concentration ratios as of March 31, 2020. Concentration ratios represent bank-level data.
(1) Expressed as a percentage of total risk-based capital.

BFST Commercial Real Estate– Historical Performance

	Q4'15	Q4'16	Q4'17	Q4'18	Q4'19	Q1'20
Construction - 1-4 Family Residential	$ 25,032	$ 29,683	$ 37,565	$ 55,485	$ 60,780	$ 60,684
Other Const, Development, Vacant Land & Lots	72,840	64,742	105,970	155,569	183,401	200,152
Total Construction	**97,872**	**94,425**	**143,535**	**211,054**	**244,181**	**260,836**
% of Total Loans	*12.5%*	*11.6%*	*14.7%*	*13.8%*	*14.2%*	*14.7%*
% of Total Bank Capital	*86.6%*	*80.1%*	*119.1%*	*94.6%*	*96.0%*	*103.4%*
Multi-Family Properties	26,058	22,737	20,717	39,273	36,454	32,859
Commercial Rental	140,150	135,901	174,552	226,723	284,795	310,795
Other Loans for Real Estate Purposes[1]	7,333	6,541	6,869	5,731	708	1,059
Total Outstanding CRE Exposure	**$ 271,413**	**$ 259,604**	**$ 345,673**	**$ 482,781**	**$ 566,138**	**$ 605,549**
% of Total Loans	*34.8%*	*31.8%*	*35.4%*	*31.6%*	*33.0%*	*34.1%*
% of Total Bank Capital	*240.3%*	*220.2%*	*286.8%*	*216.4%*	*222.5%*	*240.2%*
Total Committed CRE Loans	$ 337,686	$ 322,962	$ 442,568	$ 568,607	$ 696,148	$ 749,752
Credit Ratings						
Pass-Watch / Special Mention %	3.9%	4.2%	1.1%	1.6%	0.5%	0.6%
Classified %	5.6%	1.7%	1.1%	0.9%	0.9%	0.9%
Total Watch List % [2]	9.5%	5.9%	2.3%	2.5%	1.4%	1.5%
Past Dues						
Nonaccrual Loans	$ 3,755	$ 1,283	$ 2,791	$ 550	$ 1,449	$ 1,430
Accruing Past Due	-	-	-	0	0	-
Total Past Due	$ 3,755	$ 1,283	$ 2,791	$ 550	$ 1,449	$ 1,430
Total Past Due / Total CRE Loans	*1.4%*	*0.5%*	*0.8%*	*0.1%*	*0.3%*	*0.2%*
Net Charge Offs YTD[3]	$ 99	$ (431)	$ 9	$ (322)	$ (2)	$ 1
Net Charge Offs YTD / CRE Loans	*0.04%*	*(0.17%)*	*0.00%*	*(0.07%)*	*(0.00%)*	*0.00%*

Note: Dollars in thousands.
(1) Other Loans for Real Estate Purpose balances based on loan-level data and do not reflect accounting adjustments for fees or discounts.
(2) Percentage based on CRE loans outstanding.
(3) Q4'17 NCOs excludes $600 thousand charge-off required to recognize a purchase discount gain of $2.4 million as a result of the American Gateway transaction.

BUSINESS FIRST BANCSHARES

BFST Energy Lending

- **Energy loans accounted for approximately 5.7% of portfolio and 40.4% of bank-level capital as of March 31, 2020**
- **Geographic, loan type and collateral diversification**
  - 9.1% of total energy lending is non-correlated (cash secured, petrochem, retail)
- **Active monitoring of exposures**
  - Quarterly review began in early 2015 involving executive management, Market Presidents, all lenders and credit team
- **Pedestal energy lending totaled $219 million, 25.8% of total portfolio, as of March 31, 2020.**

ENERGY PORTFOLIO BY COLLATERAL

COLLATERAL	Total $'s	% of Energy Portfolio
Accounts Receivable & Inventory	26.7	26.2%
Barges, Crew Boats, Marine Vessels	6.6	6.5%
Equipment	18.1	17.8%
Oil & Gas	4.6	4.5%
CD/Mkt. Securities	0.8	0.8%
All Other	6.5	6.4%
SUB TOTAL C & I	63.2	62.1%
Commercial Real Estate	29.6	29.1%
Consumer Real Estate	8.6	8.4%
Other	0.5	0.5%
SUB TOTAL NON C & I	38.7	37.9%
TOTAL	**101.9**	**100.0%**

Note: Dollars in millions. As of March 31, 2020.

Energy Lending – Pro Forma

Business First Bancshares, Inc	Pedestal Bancshares, Inc.	Pro Forma Combined
		

4.8%
8.7%
6.2%
4.5%
75.9%

0.2%
4.9%
11.3%
83.5%

1.5%
2.9%
5.3%
9.1%
81.1%

	Business First Bancshares, Inc	Pedestal Bancshares, Inc.	Pro Forma Combined
Upstream	$8,865	$501	$9,366
Midstream	6,312	10,784	17,096
Downstream	4,538	24,856	29,393
Support/Services	77,346	183,204	260,551
Non-Oil & Gas	4,854	0	4,854
Total	**$101,915**	**$219,345**	**$321,260**
Average Loan Size	**$386**	**$478**	**$444**
Energy as Percentage of Loan Portfolio	**5.7%**	**25.8%**	**12.6%**

- **Downstream loans comprised primarily of gas stations**
- **Support/Services Composition**
  - Real Estate secured loans – approximately 34%
  - Equipment loans – approximately 30%
  - Accounts Receivable and Inventory loans – approximately 23%

Note: Dollars in thousands. As of March 31, 2020.

BUSINESS FIRST BANCSHARES

Energy Lending – BFST Historical Performance

	Q1'15	Q4'15	Q4'16	Q4'17	Q4'18	Q4'19	Q1'20
Upstream	$ 6,395	$ 13,878	$ 14,392	$ 17,742	$ 12,530	$ 9,639	$ 8,865
Midstream	16,072	17,422	35,024	25,490	18,148	6,518	$ 6,312
Downstream	13,279	14,248	11,766	10,144	8,578	4,511	$ 4,538
Support / Services	77,520	79,313	73,142	70,765	86,802	77,221	$ 77,346
Non-Oil and Gas	1,663	145	861	-	5,311	4,848	$ 4,854
Total Energy Exposure	**$ 114,929**	**$ 125,007**	**$ 135,184**	**$ 124,140**	**$ 131,368**	**$ 102,736**	**$ 101,915**
% of Total Loans	*19.8%*	*16.0%*	*16.5%*	*12.7%*	*8.6%*	*6.0%*	*5.7%*
% of Total Bank Capital	*135.0%*	*110.7%*	*114.7%*	*103.0%*	*58.9%*	*40.4%*	*40.4%*
Total Committed Energy Loans	$ 145,609	$ 160,537	$ 178,290	$ 160,313	$ 178,170	$ 146,235	$ 145,827
Credit Ratings							
Pass-Watch / Special Mention %	8.3%	27.1%	16.9%	17.5%	8.3%	11.5%	15.1%
Classified %	0.0%	0.8%	5.6%	3.1%	6.7%	3.5%	3.3%
Total Watch List % (1)	8.3%	27.8%	22.6%	20.6%	15.0%	15.0%	18.4%
Past Dues							
Nonaccrual Loans	$ -	$ 949	$ 1,125	$ 3,882	$ 2,020	$ 23	$ 22
Accruing Past Due	-	-	-	-	-	-	301
Total Past Due	$ -	$ 949	$ 1,125	$ 3,882	$ 2,020	$ 23	$ 323
Total Past Due / Total Energy Loans	*0.0%*	*0.8%*	*0.8%*	*3.1%*	*1.5%*	*0.0%*	*0.3%*
Net Charge Offs YTD	$ -	$ 612	$ 667	$ 2,889	$ -	$ 1,500	$ -
Net Charge Offs YTD/ Energy Loans	*0.0%*	*0.5%*	*0.5%*	*2.3%*	*0.0%*	*1.5%*	*0.0%*

Note: Dollars in thousands.
(1) Percentage based on Energy loans outstanding.

BFST Selected COVID Impacted-Industry Composition

Hotels/Motels



0.2%
0.2%
1.8%

Flagged Hotels & Motels	$32,080	1.8%
Non-Flagged Hotels & Motels	3,578	0.2%
Short-Term Stay/Bed & Breakfast	3,934	0.2%
Total	$39,592	2.2%
Average Loan Size		**$1,070**

Food and Drink Services



0.0%
0.1%
0.1%
1.1%
1.2%

Full-Service Restaurants	$18,826	1.1%
Limited-Service Restaurants	21,271	1.2%
Restaurant Suppliers	2,138	0.1%
Caterers	197	0.0%
Bars, Taverns, Punbs	1,986	0.1%
Total	$44,417	2.5%
Average Loan Size		**$344**

Retail CRE



2.0%
2.5%
1.0%

Single Tenant	$43,699	2.5%
National Tenant	17,989	1.0%
Multi-Tenant	35,505	2.0%
Total	$97,194	5.5%
Average Loan Size		**$639**

- **Pedestal Bank selected impacted industries**
  - Hotels/Motels: $32.8 million
  - Food & Drink Services: $15.7 million

Note: Data is as of March 31, 2020 and is based on outstanding loan balance before accounting adjustments. Dollars in thousands. Percentage figures based on percentage of total loan portfolio.

BUSINESS FIRST BANCSHARES

BFST Strong Credit Performance

NCO/Average Loans



1.10%
0.90%
0.70%
0.50%
0.30%
0.10%
-0.10%
0.84%
0.12%
0.02%
0.08%
0.04%
0.34%
0.00%
0.10%
0.01%
2012Y
2013Y
2014Y
2015Y
2016Y
2017Y
2018Y
2019Y
YTD 2020

Classified Asset Coverage Ratio[1]



75.0%
60.0%
45.0%
30.0%
15.0%
0.0%
24.8%
25.4%
29.4%
16.2%
14.8%
11.4%
9.8%
9.6%
9.8%
8.4%
8.3%
2012Y
2013Y
2015Y
2016Y
2017Y
2018Y
2019Y
YTD 2020
Classified Asset Coverage Ratio
Classified Asset Coverage Ratio - Ex Energy

Past Due Loans / Total Portfolio



1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.24%
0.09%
0.13%
0.33%
0.09%
0.36%
0.18%
0.35%
2012Y
2013Y
2015Y
2016Y
2017Y
2018Y
2019Y
YTD 2020
Past Due Loans

Watch List / Total Portfolio



20.0%
15.0%
10.0%
5.0%
0.0%
7.7%
10.7%
11.6%
8.0%
5.5%
3.9%
3.2%
3.6%
7.6%
7.9%
7.2%
4.3%
2.9%
2.6%
2.3%
2.8%
2013Y
2014Y
2015Y
2016Y
2017Y
2018Y
2019Y
YTD 2020
Total WL
Non-Energy WL

Note: YTD 2020 data as of March 31, 2020
(1) Defined as classified assets minus specific reserves divided by risk based capital.

BUSINESS FIRST BANCSHARES

BFST Line of Credit Usage

- **Line of Credit usage has been monitored daily since March 16, 2020**
- **The utilization rate has remained within a 1% range during this period**
- **As of 4/24, available amounts totaled approximately $438 million with over 57% of remaining availability being restricted**

Line Utilization



100.0%
90.0%
80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
Daily Average Utilization: 59.1%
16-Mar
17-Mar
18-Mar
19-Mar
20-Mar
23-Mar
24-Mar
25-Mar
26-Mar
27-Mar
30-Mar
31-Mar
1-Apr
2-Apr
3-Apr
6-Apr
7-Apr
8-Apr
9-Apr
10-Apr
13-Apr
14-Apr
15-Apr
16-Apr
17-Apr
20-Apr
21-Apr
22-Apr
23-Apr
24-Apr

BUSINESS FIRST BANCSHARES

Capital and Liquidity

CAPITAL

	1Q19	4Q19	1Q20
Community Bank Leverage Ratio(1)	10.45	10.56	10.27
Tangible Common Equity Ratio(2)	10.37	10.36	10.17

Community Bank Leverage Ratio expected to be 9.00-9.50 following acquisition of Pedestal Bancshares.

LIQUIDITY(3)



CDARs, 3.2%
Brokered Deposits, 1.8%
Long-term, 4.2%
Short-term, 2.9%
Non-Interest Bearing, 20.3%
Time Deposits, 27.5%
NOW & Other, 18.2%
MMDA & Savings, 21.8%
Core Transaction
Borrowings
Brokered

Liquidity Sources(4)	Business First	Pedestal	Combined
FHLB Borrowing Capacity	$387.8	$257.5	$645.3
Unencumbered Securities	$135.0	$140.0	$275.0
Cash Reserves	$79.2	$59.0	$138.2
Fed Funds Lines Available	$126.0	$35.0	$161.0
FRB Discount Window(5)	$385.0	-	$385.0
TOTAL	$1,113.1	$491.5	**$1,604.5**

(1) Community Bank Leverage Ratio for 1Q20 is preliminary.
(2) Non-GAAP Financial measure. See appendix for applicable reconciliation.
(3) Liquidity data as of March 31, 2020. Liquidity composition is combined Business First and Pedestal. Liquidity Sources amounts in millions.
(4) PPPLF funding is not included in Liquidity Sources
(5) Estimate based on combined pledging

BUSINESS FIRST BANCSHARES

BFST Quarterly Financial Trends

	For the Quarter Ended,				
	3/31/2020	12/31/2019	9/30/2019	6/30/2019	3/31/2019
Balance Sheet & Capital					
Total Assets	$2,287,662	$2,273,835	$2,220,840	$2,153,608	$2,101,400
Gross Loans (Excl. HFS)	1,771,380	1,710,265	1,694,727	1,642,573	1,586,182
Deposits	1,802,808	1,782,010	1,733,390	1,702,902	1,744,383
Total Equity	282,030	285,097	280,340	277,469	269,144
Tangible Common Equity / Tangible Assets[1]	10.17 %	10.36 %	10.39 %	10.57 %	10.37 %
Tangible Book Value Per Share[1]	$17.38	$17.31	$16.96	$16.60	$15.86
Net Loans (Excl. HFS) / Assets	76.85 %	74.68 %	75.77 %	75.73 %	74.92 %
Gross Loans (Excl. HFS) / Deposits	98.26	95.97	97.77	96.46	90.93
NIB Deposits / Deposits	23.16	22.38	23.43	23.19	22.75
Asset Quality					
NPLs / Loans (Excl. TDRs)	0.57 %	0.53 %	0.70 %	0.61 %	0.84 %
NPAs / Assets (Excl. TDRs)	0.59	0.58	0.64	0.58	0.71
Reserves / Loans (Excl. HFS)	0.75	0.71	0.71	0.71	0.75
NCOs / Average Loans	0.01	0.01	0.00	0.09	0.00
Profitability Ratios					
Net Interest Income	$20,211	$20,627	$20,258	$20,193	$19,120
Provision Expense	1,367	192	479	1,302	633
Noninterest Income	2,779	2,234	1,922	4,219	2,311
Noninterest Expense	16,643	15,203	14,878	14,577	13,790
Pre-tax Income	5,005	7,488	6,823	8,533	7,008
Income Tax	506	1,729	1,312	1,690	1,349
Net Income	4,499	5,759	5,511	6,843	5,659
Core Net Income[1]	4,970	6,122	6,265	6,602	5,625
Pre-tax, pre-provision Income	6,372	7,680	7,302	9,835	7,641
Core pre-tax, pre-provision[1]	7,504	7,859	8,257	9,529	7,591
ROAA	0.80 %	1.04 %	1.02 %	1.30 %	1.09 %
PTPPAA	1.14	1.39	1.35	1.87	1.47
ROAE	6.31	8.18	7.93	10.13	8.62
Core ROAA[1]	0.89	1.11	1.16	1.26	1.08
Core PTPPAA[1]	1.34	1.42	1.53	1.81	1.46
Core ROAE[1]	6.97	8.70	9.01	9.77	8.57
Net Interest Margin	3.93 %	4.08 %	4.10 %	4.19 %	4.01 %
Core Net Interest Margin[1]	3.88	3.92	3.99	4.02	3.92
Efficiency Ratio	72.39	66.50	67.16	59.85	64.35
Core Efficiency Ratio[1]	67.18	65.81	63.72	59.74	64.58
Diluted Earnings per Common Share	$0.34	$0.42	$0.40	$0.50	$0.41
Core Diluted Earnings Per Common Share[1]	$0.37	$0.45	$0.46	$0.48	$0.41
Dividends Per Common Share	0.10	0.10	0.10	0.10	0.08

Note: Dollars in thousands except per share data.
(1) Non-GAAP Financial measure. See appendix for applicable reconciliation.

BFST Yield / Rate Analysis

- **Stable core NIM[1]**
- **Fixed vs. Variable rate loans[2]**
  - Variable rate portfolio has a 2.1 year weighted average maturity [2]
    - 32% of variable rate loans have a floor of 4% or higher
  - 68% fixed with a weighted average maturity of 4 years
    - Approximately 14% of fixed rate loans mature in the next 12 months



6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
Q1'17 Q2'17 Q3'17 Q4'17 Q1'18 Q2'18 Q3'18 Q4'18 Q1'19 Q2'19 Q3'19 Q4'19 Q1'20
Loan Yield: 5.34% 5.72% 5.08% 5.22% 5.32% 5.46% 5.65% 5.72% 5.79% 5.96% 5.87% 5.82% 5.55%
NIM: 4.04% 4.34% 3.82% 3.87% 3.97% 3.98% 4.05% 4.07% 4.01% 4.19% 4.10% 4.08% 3.93%
Core NIM: 3.54% 3.66% 3.66% 3.69% 3.86% 3.89% 3.98% 4.01% 3.92% 4.02% 3.99% 3.92% 3.88%
Cost of Int. Bearing Deposits: 0.76% 0.83% 0.91% 0.95% 0.90% 1.01% 1.22% 1.35% 1.42% 1.51% 1.55% 1.52% 1.40%
Total Cost of Deposits: 0.57% 0.62% 0.67% 0.70% 0.69% 0.77% 0.93% 1.04% 1.10% 1.16% 1.19% 1.14% 1.07%
NIM
Core NIM(1)
Cost of Int. Bearing Deposits
Total Cost of Deposits
Loan Yield
Fiscal Quarters during which the Federal Funds Rate was Increased
Fiscal Quarters during which the Federal Funds Rate was Decreased

Note: Chart based on GAAP data.
(1) Core NIM is a non-GAAP financial measure. The core NIM excludes the accretion of the loan discount on loans acquired in the American Gateway, MBL Bank, and Richland State Bank acquisitions. See appendix for applicable reconciliati
(2) March 31, 2020 maturity of variable rate loan portfolio excludes approximately $17.6 million of loans acquired from American Gateway.

BUSINESS FIRST BANCSHARES

Merger Update

PROGRESS

January 7, 2020	Integration Team meetings begin and continue weekly
January 22, 2020	Definitive Agreement is signed
February 3-7, 2020	Onsite Operations Team meetings
March 4, 2020	S-4 became effective
April 8, 2020	Final regulatory approval received
April 14, 2020	BFST Shareholder Approval
April 21, 2020	Pedestal Bancshares Shareholder Approval

KEY UPCOMING DATES

May 1, 2020	Anticipated Close
May 23-25, 2020	Expected System Conversion

Appendix

BFST Historical Financial Summary

	For the Fiscal Year Ended December 31,					YTD
	2015	2016	2017	2018	2019	2020
Balance Sheet & Capital						
Total Assets	$1,076,089	$1,105,841	$1,321,256	$2,094,896	$2,273,835	$2,287,662
Gross Loans (Excl. HFS)	772,392	810,951	975,284	1,528,469	1,710,265	1,771,380
Deposits	904,236	932,795	1,055,533	1,733,934	1,782,010	1,802,808
Total Equity	112,449	113,559	179,935	260,058	285,097	282,030
Tangible Common Equity / Tangible Assets[(1)]	9.95 %	9.52 %	13.04 %	9.90 %	10.36 %	10.17 %
Community Bank Leverage Ratio[(2)]	10.08	9.67	13.53	11.66	10.56	10.27
Net Loans (Excl. HFS) / Assets	71.10 %	72.60 %	73.15 %	72.43 %	74.68 %	76.85 %
Gross Loans (Excl. HFS) / Deposits	85.42	86.94	92.40	88.15	95.97	98.26
NIB Deposits / Deposits	24.61	23.98	25.07	22.05	22.38	23.16
C & I / Loans (Excl. HFS)	23.99	26.28	26.09	23.79	24.27	24.39
C&D / Total Risk-Based Capital[(3)]	84.5 %	80.1 %	118.8 %	94.6 %	96.0 %	103.4 %
CRE / Total Risk-Based Capital[(3)]	234.3	220.2	286.1	216.4	222.5	240.2
Asset Quality						
NPLs / Loans (Excl. TDRs)	1.03 %	0.90 %	1.30 %	0.93 %	0.53 %	0.57 %
NPAs / Assets (Excl. TDRs)	0.93	0.77	0.98	0.77	0.58	0.59
Reserves / Loans (Excl. HFS)	0.94	1.01	0.90	0.73	0.71	0.75
NCOs / Average Loans	0.08	0.04	0.41	0.00	0.10	0.01
Profitability Ratios						
Net Income	$4,096	$5,111	$4,848	$14,091	$23,772	$4,499
ROAA	0.41 %	0.45 %	0.40 %	0.84 %	1.11 %	0.80 %
ROAE	3.89	4.42	3.68	7.04	8.70	6.31
Net Interest Margin	3.68 %	3.64 %	4.01 %	4.02 %	4.10 %	3.93 %
Efficiency Ratio	81.70	82.00	73.70	71.78	64.37	72.39
Non-Interest Income / Avg. Assets	0.32	0.46	0.47	0.46	0.50	0.50
Non-Interest Expense / Avg. Assets	3.05	3.11	3.07	2.99	2.74	2.97

Note: Dollars in thousands.
(1) Non-GAAP Financial measure. See appendix for applicable reconciliation.
(2) Calculation for YTD 2020 is preliminary.
(3) Calculated at the bank level based on FDIC call report data.

BFST Energy Portfolio by Total Past Due – As of March 31, 2020

Past Due Energy Loans by Category and Collateral ($ Millions)							
CATEGORY	Total $'s	% of Energy Portfolio	Total Past Due $	% of Energy Portfolio	Accruing - Past Due 30-59	60-89	Non-Accruals
Upstream	8.9	8.7%	0.0	0.0%	—	—	0.0
Midstream	6.3	6.2%	—	—	—	—	—
Downstream	4.5	4.5%	—	—	—	—	—
Support/Service	77.3	75.9%	0.3	0.3%	0.3	—	—
Non Oil & Gas	4.9	4.8%	0.3	0.3%	0.3	—	—
TOTAL	101.9	100.0%	0.6	0.6%	0.6	—	0.0
COLLATERAL	Total	% of Energy Portfolio	Total Past Due $	% of Energy Portfolio	Accruing - Past Due 30-59	60-89	Non-Accruals
Accounts Receivable & Inventory	26.7	26.2%	—	—	—	—	—
Barges, Crew Boats, Marine Ves	6.6	6.5%	—	—	—	—	—
Equipment	18.1	17.8%	—	—	—	—	—
Oil & Gas	4.6	4.5%	0.0	0.0%	—	—	0.0
Commercial Real Estate	29.6	29.1%	0.1	0.1%	0.1	—	—
Consumer Real Estate	8.6	8.4%	—	—	—	—	—
CD/Mkt. Securities	0.8	0.8%	0.0	0.0%	0.0	—	—
All Other (C & I and Non C & I)	7.0	6.9%	0.2	0.2%	0.2	—	—
TOTAL	101.9	100.0%	0.3	0.3%	0.3	—	0.0

BFST Energy Portfolio by Risk Rating – As of March 31, 2020

Energy Loans by Risk Rating and Category ($ Millions)									
RISK RATING	Upstream	Midstream	Downstream	Support/ Service	Non Oil & Gas	Current Quarter		Previous Quarter	
						Total $	% of Energy	Total $	% of Energy
Cash Secured	—	—	—	0.7	—	0.7	0.7%	1.1	1.1%
Superior	0.7	—	—	3.8	—	4.5	4.4%	2.5	2.4%
Acceptable	1.6	2.5	4.0	36.4	0.4	45.0	44.1%	46.0	44.8%
Pass	3.9	3.8	0.5	20.5	4.4	33.0	32.4%	37.8	36.8%
TOTAL PASS RATED	6.2	6.3	4.5	61.3	4.9	83.1	81.6%	87.4	85.0%
Pass/Watch	2.7	—	—	3.6	—	6.2	6.1%	2.2	2.2%
Other Assets Especially Mentioned	0.0	—	0.04	9.2	—	9.2	9.0%	9.6	9.3%
Substandard	—	—	—	3.3	—	3.3	3.3%	3.5	3.4%
Doubtful	0.0	—	—	—	—	0.0	0.0%	0.0	0.0%
TOTAL	8.9	6.3	4.5	77.3	4.9	101.9	100.0%	102.7	100.0%

BFST Energy Portfolio by Risk Rating – As of March 31, 2020

Energy Loans by Risk Rating and Collateral ($ Millions)

RISK RATING	C & I	Commercial Real Estate	Consumer Real Estate	CD/ Mkt Securities	All Other	Current Quarter		Previous Quarter	
						Total $	% of Energy	Total $	% of Energy
Cash Secured	—	0.0	—	0.7	—	0.7	0.7%	1.1	1.1%
Superior	0.0	2.3	1.5	—	0.7	4.5	4.4%	2.5	2.4%
Acceptable	23.7	13.9	3.0	0.1	4.2	45.0	44.1%	46.0	44.8%
Pass	19.7	8.3	3.2	—	1.8	33.0	32.4%	37.8	36.8%
TOTAL PASS RATED	43.4	24.5	7.7	0.8	6.7	83.1	81.6%	87.4	85.0%
Pass/Watch	6.2	—	—	—	—	6.2	6.1%	2.2	2.2%
Other Assets Especially Mentioned	3.9	4.9	0.1	—	0.3	9.2	9.0%	9.6	9.3%
Substandard	2.4	0.2	0.8	—	—	3.3	3.3%	3.5	3.4%
Doubtful	0.0	—	—	—	—	0.0	0.0%	0.0	0.0%
TOTAL	55.9	29.6	8.6	0.8	7.0	101.9	100.0%	102.7	100.0%

Reconciliation of Non-GAAP Financial Measures

Core Net Income, ROAA, NIM

	For the Year Ended December 31,						Fiscal Quarter				
	2014	2015	2016	2017	2018	2019	Q1'20	Q4'19	Q3'19	Q2'19	Q1'19
Core Net Income:											
Net Income	$ 4,033	$ 4,096	$ 5,111	$ 4,848	$ 14,091	$ 23,772	$ 4,499	$ 5,759	$ 5,511	$ 6,843	$ 5,659
Adjustments[(1)]:											
Sale of Impaired Credit	$ -	$ -	$ -	$ (1,815)	$ (69)	$ (72)	$ -	$ -	$ -	$ (72)	$ -
Deferred Tax Asset write-down	$ -	$ -	$ -	$ 1,668	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Employee Share Awards- NASDAQ Listing	$ -	$ -	$ -	$ -	$ 93	$ -	$ -	$ -	$ -	$ -	$ -
(Gain)/Loss Former Bank Premises & Equipment	$ -	$ -	$ -	$ -	$ (280)	$ 568	$ (100)	$ 99	$ 469	$ -	$ -
(Gain)/Loss on Sale of Securities	$ -	$ -	$ -	$ -	$ (6)	$ (84)	$ (20)	$ (17)	$ (21)	$ (46)	$ -
(Gain)/Loss on Sale of Banking Center						$ (243)	$ -	$ 216	$ 9	$ (468)	
Early Lease Termination Penalty	$ -	$ -	$ -	$ -	$ -	$ 69	$ -	$ -	$ 69	$ -	$ -
Stock Option Exercises	$ -	$ -	$ -	$ -	$ -	$ -	$ (531)	$ -	$ -	$ -	$ -
Acquisition-related expenses	$ 317	$ 758	$ 187	$ 129	$ 2,945	$ 603	$ 1,121	$ 65	$ 228	$ 345	$ (34)
Core Net Income	$ 4,350	$ 4,854	$ 5,298	$ 4,830	$ 16,774	$ 24,614	$ 4,970	$ 6,122	$ 6,265	$ 6,602	$ 5,625
Core Return on Average Assets:											
Net Income	$ 4,033	$ 4,096	$ 5,111	$ 4,848	$ 14,091	$ 23,772	$ 4,499	$ 5,759	$ 5,511	$ 6,843	$ 5,659
Core Net Income	$ 4,350	$ 4,854	$ 5,298	$ 4,830	$ 16,774	$ 24,614	$ 4,970	$ 6,122	$ 6,265	$ 6,602	$ 5,625
Average Assets	$696,895	$999,487	$1,127,773	$1,199,788	$1,682,177	$2,136,081	$ 2,244,584	$ 2,209,182	$ 2,156,759	$ 2,102,692	$ 2,075,683
ROAA	0.58%	0.41%	0.45%	0.40%	0.84%	1.11%	0.80%	1.04%	1.02%	1.30%	1.09%
Core ROAA	0.62%	0.49%	0.47%	0.40%	1.00%	1.15%	0.89%	1.11%	1.16%	1.26%	1.08%
ROAE	5.49%	3.89%	4.42%	3.68%	7.04%	8.70%	6.31%	8.18%	7.93%	10.13%	8.62%
Core ROAE	5.93%	4.61%	4.58%	3.67%	8.38%	9.01%	6.97%	8.69%	9.01%	9.77%	8.57%
Average Diluted Shares Outstanding	n/a	n/a	n/a	8,003,822	11,545,943	13,670,777	13,367,276	13,638,168	13,669,370	13,740,937	13,653,125
Diluted Earnings per Common Share				$ 0.61	$ 1.22	$ 1.74	$ 0.34	$ 0.42	$ 0.40	$ 0.50	$ 0.41
Core Diluted Earnings per Common Share				$ 0.60	$ 1.45	$ 1.80	$ 0.37	$ 0.45	$ 0.46	$ 0.48	$ 0.41
Core Net Interest Margin:											
Net Interest Income	$ 23,524	$ 34,150	$ 37,592	$ 44,372	$ 62,229	$ 80,198	$ 20,211	$ 20,627	$ 20,258	$ 20,193	$ 19,120
Adjustments:											
Loan purchase discount accretion	-	(1,961)	(1,363)	(4,135)	(1,278)	(2,602)	(290)	(800)	(544)	(826)	(432)
Core Net Interest Income	$ 23,524	$ 32,189	$ 36,229	$ 40,237	$ 60,951	$ 77,596	$ 19,921	$ 19,827	$ 19,714	$ 19,368	$ 18,688
Average Interest-earning Assets	$663,136	$927,484	$1,032,618	$1,106,123	$1,547,806	$1,956,719	$ 2,055,603	$ 2,020,629	$ 1,977,474	$ 1,929,035	$ 1,904,870
Net Interest Margin	3.55%	3.68%	3.64%	4.01%	4.02%	4.10%	3.93%	4.08%	4.10%	4.19%	4.01%
Core Net Interest Margin	3.55%	3.47%	3.51%	3.64%	3.94%	3.97%	3.88%	3.92%	3.99%	4.02%	3.92%

Note: Dollars in thousands.

(1) Adjustments are net of tax. Tax rates utilized, exclusive of certain nondeductible acquisition-related expenses, were 21% for 2019 and 2018. These rates approximated the marginal tax rates.

Reconciliation of Non-GAAP Financial Measures

TCE / TBV

	Fiscal Quarter				
	Q1'20	Q4'19	Q3'19	Q2'19	Q1'19
Tangible Common Equity / Tangible Assets:					
Tangible Common Equity					
Total Shareholders' Equity	$ 282,030	$ 285,097	$ 280,340	$ 277,469	$ 269,144
Adjustments:					
Goodwill	(48,495)	(48,495)	(48,333)	(48,503)	(49,534)
Core deposit and other intangibles	(6,471)	(6,694)	(6,916)	(7,139)	(7,655)
Total Tangible Common Equity	$ 227,064	$ 229,908	$ 225,091	$ 221,827	$ 211,955
Tangible Assets					
Total Assets	$2,287,662	$2,273,835	$2,220,840	$2,153,608	$2,101,400
Adjustments:					
Goodwill	(48,495)	(48,495)	(48,333)	(48,503)	(49,534)
Core deposit and other intangibles	(6,471)	(6,694)	(6,916)	(7,139)	(7,655)
Total Tangible Assets	$2,232,696	$2,218,646	$2,165,591	$2,097,966	$2,044,211
Common Equity to Total Assets	12.3%	12.5%	12.6%	12.9%	12.8%
Tangible Common Equity to Tangible Assets	10.2%	10.4%	10.4%	10.6%	10.4%
Tangible Book Value per Share:					
Tangible Common Equity					
Total Shareholders' Equity	$ 282,030	$ 285,097	$ 280,340	$ 277,469	$ 269,144
Adjustments:					
Goodwill	(48,495)	(48,495)	(48,333)	(48,503)	(49,534)
Core deposit and other intangibles	(6,471)	(6,694)	(6,916)	(7,139)	(7,655)
Total Tangible Common Equity	$ 227,064	$ 229,908	$ 225,091	$ 221,827	$ 211,955
Common shares outstanding	13,067,987	13,279,363	13,274,823	13,361,482	13,361,482
Book Value per Common Share	$ 21.58	$ 21.47	$ 21.12	$ 20.77	$ 20.14
Tangible Book Value per Common Share	$ 17.38	$ 17.31	$ 16.96	$ 16.60	$ 15.86

Note: Dollars in thousands except per share data.

Reconciliation of Non-GAAP Financial Measures

TCE / TBV

	For the Year Ended December 31,					
	2014	2015	2016	2017	2018	2019
Tangible Common Equity / Tangible Assets:						
Tangible Common Equity						
Total Shareholders' Equity	$ 78,845	$ 112,449	$ 113,559	$ 179,935	$ 260,058	$ 285,097
Adjustments:						
Goodwill	-	(3,376)	(6,824)	(6,824)	(49,488)	(48,495)
Core deposit and other intangibles	-	(2,555)	(2,279)	(2,003)	(7,885)	(6,694)
Total Tangible Common Equity	$ 78,845	$ 106,518	$ 104,456	$ 171,108	$ 202,685	$ 229,908
Tangible Assets						
Total Assets	$ 684,502	$ 1,076,089	$ 1,105,841	$ 1,321,256	$ 2,094,896	$ 2,273,835
Adjustments:						
Goodwill	-	(3,376)	(6,824)	(6,824)	(49,488)	(48,495)
Core deposit and other intangibles	-	(2,555)	(2,279)	(2,003)	(7,885)	(6,694)
Total Tangible Assets	$ 684,502	$ 1,070,158	$ 1,096,738	$ 1,312,429	$ 2,037,523	$ 2,218,646
Common Equity to Total Assets	11.5%	10.4%	10.3%	13.6%	12.4%	12.5%
Tangible Common Equity to Tangible Assets	11.5%	10.0%	9.5%	13.0%	9.9%	10.4%
Tangible Book Value per Share:						
Tangible Common Equity						
Total Shareholders' Equity	$ 78,845	$ 112,449	$ 113,559	$ 179,935	$ 260,058	$ 285,097
Adjustments:						
Goodwill	-	(3,376)	(6,824)	(6,824)	(49,488)	(48,495)
Core deposit and other intangibles	-	(2,555)	(2,279)	(2,003)	(7,885)	(6,694)
Total Tangible Common Equity	$ 78,845	$ 106,518	$ 104,456	$ 171,108	$ 202,685	$ 229,908
Common shares outstanding	5,314,925	7,035,913	6,916,673	10,232,495	13,213,280	13,279,363
Book Value per Common Share	$ 14.83	$ 15.98	$ 16.42	$ 17.58	$ 19.68	$ 21.47
Tangible Book Value per Common Share	$ 14.83	$ 15.14	$ 15.10	$ 16.72	$ 15.34	$ 17.31

Note: Dollars in thousands except per share data.

Reconciliation of Non-GAAP Financial Measures

Quarterly Core NIM													
	Q1 '17	Q2 '17	Q3 '17	Q4 '17	Q1 '18	Q2 '18	Q3 '18	Q4 '18	Q1 '19	Q2 '19	Q3 '19	Q4 '19	Q1 '20
Core Net Interest Margin:													
Net Interest Income	$ 10,560	$ 11,690	$ 10,533	$ 11,589	$ 14,500	$ 14,976	$ 15,636	$ 17,117	$ 19,120	$ 20,193	$ 20,258	$ 20,627	$ 20,211
Adjustments:													
Loan purchase discount accretion	(1,308)	(1,842)	(441)	(545)	(385)	(342)	(268)	(283)	(432)	(826)	(544)	(800)	(290)
Core Net Interest Income	$ 9,252	$ 9,848	$ 10,092	$ 11,044	$ 14,115	$ 14,634	$ 15,368	$ 16,834	$ 18,688	$ 19,368	$ 19,714	$ 19,827	$ 19,921
Average Interest-earning Assets	$ 1,045,161	$ 1,077,529	$ 1,104,373	$ 1,197,415	$ 1,460,878	$ 1,505,289	$ 1,543,820	$ 1,681,240	$ 1,904,870	$ 1,929,035	$ 1,977,474	$ 2,020,629	$ 2,055,603
Net Interest Margin	4.04%	4.34%	3.82%	3.87%	3.97%	3.98%	4.05%	4.07%	4.01%	4.19%	4.10%	4.08%	3.93%
Core Net Interest Margin	3.54%	3.66%	3.66%	3.69%	3.86%	3.89%	3.98%	4.01%	3.92%	4.02%	3.99%	3.92%	3.88%

Note: Dollars in thousands.

BUSINESS FIRST BANCSHARES

Reconciliation of Non-GAAP Financial Measures

Efficiency Ratio							
	Fiscal Quarter					For the Year Ended December 31,	
	Q1'20	Q4'19	Q3'19	Q2'19	Q1'19	2019	2018
Efficiency Ratio:							
Noninterest Expense	$ 16,643	$ 15,203	$ 14,878	$ 14,577	$ 13,790	$ 58,448	$ 50,248
Core Adjustments	(1,283)	(76)	(375)	(436)	50	(837)	(3,686)
Net Interest and Noninterest Income	$ 22,990	$ 22,861	$ 22,154	$ 24,354	$ 21,431	$ 90,800	$ 70,001
Core Adjustments	$ (126)	$ 125	$ 606	$ (684)	$ -	$ 47	$ (442)
Efficiency Ratio	72.39%	66.50%	67.16%	59.85%	64.35%	64.37%	71.78%
Core Efficiency Ratio	67.18%	65.81%	63.72%	59.74%	64.58%	63.42%	66.94%

Reconciliation of Non-GAAP Financial Measures

Core Pre-tax, Pre-provision Earnings, Core PTPPAA					
	Fiscal Quarter				
	Q1'20	Q4'19	Q3'19	Q2'19	Q1'19
Core pre-tax, pre-provision earnings:					
Pre-tax, pre-provision earnings	$ 6,372	$ 7,680	$ 7,302	$ 9,835	$ 7,641
Adjustments:					
Sale of Impaired Credit	$ -	$ -	$ -	$ (91)	$ -
(Gain)/Loss Former Bank Premises & Equipment	$ (126)	$ 125	$ 594	$ -	$ -
(Gain)/Loss on Sale of Securities	$ (25)	$ (22)	$ (26)	$ (58)	$ -
(Gain)/Loss on Sale of Banking Center	$ -	$ -	$ 12	$ (593)	$ -
Early Lease Termination Penalty	$ -	$ -	$ 87	$ -	$ -
Acquisition-related expenses	$ 1,212	$ 76	$ 288	$ 436	$ (50)
Stock Option Exercises	$ 71	$ -	$ -	$ -	$ -
Core pre-tax, pre-provision earnings	$ 7,504	$ 7,859	$ 8,257	$ 9,529	$ 7,591
Core pre-tax, pre-provision earnings/ Average Assets:					
Pre-tax, pre-provision earnings	$ 6,372	$ 7,680	$ 7,302	$ 9,835	$ 7,641
Core Pre-tax, pre-provision earnings	$ 7,504	$ 7,859	$ 8,257	$ 9,529	$ 7,591
Average Assets	$ 2,244,584	$ 2,209,182	$ 2,156,759	$ 2,102,692	$ 2,075,683
PTPPAA	1.14%	1.39%	1.35%	1.87%	1.47%
Core PTPPAA	1.34%	1.42%	1.53%	1.81%	1.46%